UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

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CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2009

Enterprise Acquisition Corp.

 (Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33736	33-1171386
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6800 Broken Sound Parkway Boca Raton, FL	33487
(Address of Principal Executive Offices)	(Zip Code)

(561) 988-1700

 (Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

On July 29, 2009, Enterprise Acquisition Corp., a Delaware corporation (“Enterprise”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Enterprise, ARMOUR Residential REIT, Inc., a Maryland corporation (“ARMOUR”), and ARMOUR Merger Sub. Corp., a Delaware corporation and a wholly-owned subsidiary of ARMOUR (“Merger Sub”).

The following summaries of the merger and related transactions, the Merger Agreement and the other agreements to be entered into by the parties are qualified in their entirety by reference to the text of the agreements, which are attached as exhibits hereto and are incorporated herein by reference.

Upon the consummation of the transactions contemplated by the Merger Agreement, Merger Sub will be merged with and into Enterprise, with Enterprise surviving the merger and becoming a wholly-owned subsidiary of ARMOUR. Upon consummation of the merger, Enterprise’s outstanding common stock and warrants will be converted into like securities of ARMOUR, on a one-to-one basis. The holders of Enterprise’s common stock and warrants will be holders of the securities of ARMOUR after the merger in the same proportion as their current holdings in Enterprise, except as increased by (A) the cancellation immediately prior to the record date for a distribution to the holders of Enterprise’s common stock of 6,150,000 shares of common stock of Enterprise (the “Founders’ Shares”) acquired immediately prior to Enterprise’s initial public offering (the “Enterprise IPO”) by Staton Bell Blank Check LLC, an entity affiliated with Daniel C. Staton and Marc H. Bell (the “Enterprise Founders”), and (B) the conversion of shares of Enterprise common stock sold in the Enterprise IPO (the “Public Shares”) by any holder thereof exercising its conversion rights.

ARMOUR is a Maryland corporation that will commence operations upon completion of the merger. ARMOUR will be externally managed and advised by ARMOUR Residential Management, LLC, a Delaware limited liability company (“ARRM”). ARMOUR intends to elect and qualify to be taxed as a real estate investment trust (“REIT”) for U.S. federal income tax purposes, commencing with ARMOUR’s taxable year ending December 31, 2009. ARMOUR generally will not be subject to U.S. federal income tax on its net taxable income to the extent that it annually distributes its net taxable income to stockholders and maintains its intended qualification as a REIT.  ARMOUR also intends to operate its business in a manner that will permit it to maintain its exemption from registration under the Investment Company Act of 1940, as amended (“1940 Act”).

Upon consummation of the merger, ARMOUR will seek to invest, on a leveraged basis, primarily in hybrid adjustable rate, adjustable-rate and fixed-rate residential mortgage-backed securities issued or guaranteed by a U.S. Government chartered entity, such as the Federal National Mortgage Association (more commonly known as Fannie Mae) and the Federal Home Loan Mortgage Corporation (more commonly known as Freddie Mac), or guaranteed by the Government National Mortgage Administration, a U.S. Government corporation (more commonly known as Ginnie Mae). A portion of ARMOUR’s portfolio may be invested in unsecured notes and bonds issued by U.S. Government chartered entities, U.S. Treasuries and money market instruments (including reverse repurchase agreements), or accounts at state or federal chartered financial institutions, subject to certain income tests ARMOUR must satisfy for its qualification as a REIT. ARMOUR has committed itself to this asset class by including in its charter a requirement to that effect. ARMOUR may also invest in hedging and other derivative instruments related to the foregoing investments. In the case of an ambiguity in the application of this restriction, ARMOUR’s manager, ARRM, or its future board of directors will determine its application. Amending the ARMOUR charter will require approval by the holders of a majority of ARMOUR’s outstanding common stock. ARMOUR’s only assets following the business combination will be the funds released from Enterprise’s trust account upon consummation of the business combination.

The consummation of the merger requires the approval of Enterprise stockholders. The consummation of the merger is also conditioned upon the approval by Enterprise stockholders of an amendment to Enterprise’s amended and restated certificate of incorporation to allow for the merger, as described below under the heading “Initial Charter Amendment,” and the approval by Enterprise warrantholders of an amendment to the terms of the Enterprise warrants, as described below under the heading “Warrant Amendment.”  In addition to the approval of the initial charter amendment and the warrant amendment, Enterprise stockholders will be asked to consider an amendment to Enterprise’s amended and restated certificate of incorporation to increase from 30% to 50% the threshold contained in Enterprise’s amended and restated certificate of incorporation regarding the amount of Public Shares that may seek conversion without preventing a business combination from being consummated, as described below under the heading “Secondary Charter Amendment.”  The approval of the secondary charter amendment is not a condition to the consummation of the merger. Enterprise and ARMOUR will file a preliminary joint proxy statement/prospectus with the Securities and Exchange Commission in connection with the Enterprise special meetings at which these proposals will be presented.

Initial Charter Amendment

In the Enterprise IPO prospectus, Enterprise undertook to effect an initial business combination with one or more operating businesses having a fair market value equal to at least 80% of Enterprise’s net assets (all of Enterprise’s assets, including the funds held in the trust account, less Enterprise’s liabilities). If the Enterprise board of directors is not able to determine independently that the operating business of the target has a fair market value equal to at least 80% of Enterprise’s net assets, Enterprise is required to obtain a fairness opinion from an independent investment banking firm that the target business has a sufficient fair market value to meet the 80% threshold. In the proposed merger, (i) neither ARMOUR nor Merger Sub Corp. is an operating business, and (ii) the fair market value of ARMOUR and Merger Sub Corp. on the date of the transaction is less than 80% of Enterprise’s net assets. Accordingly, the proposed merger does not satisfy the requirements set forth in the Enterprise IPO prospectus and Enterprise’s amended and restated certificate of incorporation. However, Enterprise considered and analyzed numerous companies and acquisition opportunities in its search for an attractive business combination candidate, none of which were believed to be as attractive to public stockholders as the proposed merger. Accordingly, Enterprise will propose to amend the terms of its amended and restated certificate of incorporation to allow for the consummation of the proposed transaction.

Warrant Amendment

In connection with the proposed transaction, Enterprise will also seek the approval from the holders of its warrants to (i) increase the exercise price of Enterprise’s warrants from $7.50 per share to $11.00 per share and (ii) extend the expiration date of the warrants from November 7, 2011 to November 7, 2012. The approval of the warrant amendment proposal is a condition to the merger being consummated. The amendments will be effective immediately upon consummation of the merger. The Enterprise Founders have executed voting agreements whereby such parties have agreed to vote in favor of the warrant amendment proposal at the special meeting.

Secondary Charter Amendment

Enterprise will also propose to amend the terms of its amended and restated certificate of incorporation to increase from 30% to 50% the threshold contained in Enterprise’s amended and restated certificate of incorporation regarding the amount of Public Shares that may seek conversion without preventing a business combination from being consummated.

The Merger Proposal

The Merger Agreement has been included as an exhibit hereto in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about ARMOUR, Enterprise or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of ARMOUR, Enterprise or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by ARMOUR and Enterprise.

Management Agreement

ARMOUR will enter into a management agreement with ARRM prior to the consummation of the merger. Pursuant to the management agreement, ARRM will provide the day-to-day management of ARMOUR’s operations and will perform services and activities relating to ARMOUR’s assets and operations in accordance with the terms of the management agreement. The management agreement requires ARRM to manage ARMOUR’s business affairs in conformity with certain restrictions contained in the management agreement, including any material operating policies adopted by ARMOUR. The initial term of the management agreement will expire five years after its effective date, unless earlier terminated by either ARMOUR or ARRM pursuant to the terms of the management agreement. Following the initial term, the management agreement will automatically renew for successive 1-year renewal terms unless either ARMOUR or ARRM gives advance notice to the other of its intent not to renew the agreement prior to the expiration of the initial term or any renewal term, as applicable, subject to the terms and conditions for, and the restrictions on, the giving of such notice contained in the management agreement. ARRM is entitled to receive from ARMOUR an annual management fee, payable monthly in arrears, equal to the sum of (a) 1.5% of the total of all “gross equity raised” (as defined in the management agreement) up to $1 billion and (b) 0.75% of the total of all gross equity raised in excess of $1 billion divided by twelve (12)

(which monthly management fee shall never be less than 1/12th of $900,000). ARMOUR is also obligated to reimburse certain expenses incurred by ARRM and its affiliates. ARRM is further entitled to receive a termination fee from ARMOUR under certain circumstances.

Sub-Management Agreement

Staton Bell Blank Check LLC (the “Sub-Manager”), an entity affiliated with Daniel C. Staton and Marc H. Bell, the Enterprise Founders, will enter into a sub-management agreement prior to the consummation of the merger. Pursuant to the sub-management agreement, the Sub-Manager will provide certain services to ARRM upon consummation of the merger. In exchange for such services, Sub-Manager will receive a sub-management fee of 25% of the net management fee earned by ARRM under its management agreement with ARMOUR.

The sub-management agreement will continue in effect until it is terminated in accordance with its terms. If Sub-Manager elects to terminate the sub-management agreement upon completion of its initial 5-year term, Sub-Manager will be paid by ARMOUR a final payment equal to 6.16 times the annualized rate of the last three (3) monthly payments to Sub-Manager; provided, however, that ARRM may, on or prior to the first anniversary of the date on which the fiscal payment is made, terminate its obligations and all rights of ARMOUR under the sub-management agreement by paying to ARMOUR an amount eaqual to the final payment. The sub-management agreement provides that, during its term, if ARRM or its affiliates manage certain other investment vehicles, including other REITs, ARRM will negotiate in good faith to provide Sub-Manager the right to enter into a sub-management agreement on substantially the same terms as the sub-management agreement or an alternative arrangement reasonably acceptable to ARRM and Sub-Manager.

Additional Information and Where to Find It.

This communication is being made in respect of the proposed business combination involving Enterprise and ARMOUR. In connection with the proposed transaction, Enterprise and ARMOUR plan to file with the SEC a preliminary Joint Proxy Statement/Prospectus and to file with the SEC other documents regarding the proposed transaction. The definitive Proxy Statement/Prospectus will be mailed to stockholders and warrantholders of Enterprise. INVESTORS AND SECURITY HOLDERS OF ENTERPRISE ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the definitive Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC by Enterprise and ARMOUR through the website maintained by the SEC at www.sec.gov. Free copies of the definitive Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC can also be obtained by directing a request to 6800 Broken Sound Parkway, Boca Raton, Florida 33487 Attention: Investor Relations.

Participants in Solicitation.

Enterprise and ARMOUR and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Enterprise’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2008, which was filed with the SEC on March 16, 2009, and information regarding ARMOUR’s directors and executive officers will be available in the definitive Joint Proxy Statement/Prospectus to be filed with the SEC by Enterprise and ARMOUR when it becomes available.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01

Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits:

Exhibit	Description

2.1	Agreement and Plan of Merger, dated as of July 29, 2009 by and among Enterprise Acquisition Corp., ARMOUR Residential REIT, Inc. and ARMOUR Merger Sub Corp.

4.1	Form of Amendment to Warrant Agreement.

10.1	Form of Management Agreement.

10.2	Form of Sub-Management Agreement.

10.3	Sponsor’s Voting and Support Agreement.

99.1	Press Release of Enterprise Acquisition Corp. dated July 29, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2009

ENTERPRISE ACQUISITION CORP.

/s/ Daniel C. Staton

Name:   Daniel C. Staton

Title:   President and Chief Executive Officer

Exhibit Index

Exhibit	Description

2.1	Agreement and Plan of Merger, dated as of July 29, 2009 by and among Enterprise Acquisition Corp., ARMOUR Residential REIT, Inc. and ARMOUR Merger Sub Corp.

4.1	Form of Amendment to Warrant Agreement.

10.1	Form of Management Agreement.

10.2	Form of Sub-Management Agreement.

10.3	Sponsor’s Voting and Support Agreement.

99.1	Press Release of Enterprise Acquisition Corp. dated July 29, 2009.